[별지 제41호 서식]
경기도 성남시 분당구
황새울로312번길 20

공증인 문정환 사무소

(전화) 031-701-0900
(팩스) 031-709-1717

Registered No. 2022-546

NOTARIAL CERTIFICATE

MOON JUNG HWAN NOTARY OFFICE

20,Hwangsaeul-ro 312beon-gil, Bundang-gu,
Seongnam-si, Gyeonggi-do Korea

DECLARATION(진술서)

I do hereby solemnly and sincere declare that the attached certificate exactly corresponds to the original.
(본인은 별첨된 증명서가 원본과 대조하여 틀림없음을 진술합니다)

Appendix Document Title: PASSPORT
(첨부서류제목)

February 18, 2022

Signature(서명):

Print Name(영문이름): Young Min Kim

이 여권은 별도의 기재가 없는 한 모든 국가에서 유효함.	*This passport is valid for all countries unless otherwise endorsed.*

귀하의 안전을 위하여 해외여행 전에는 반드시 외교부 해외안전여행 홈페이지(http://www.0404.go.kr)를 방문하시기 바랍니다. 여행 목적지가 여행경보지역인 경우에는 해당되는 지침을 준수하시기 바랍니다.

소지인의 서명
Signature of bearer

M43586012

대 한 민 국 REPUBLIC OF KOREA

여권 PASSPORT



종류/ Type
PM
발행국/ Issuing country
KOR
여권번호/ Passport No.
M43586012
성/ Surname
KIM
이름/ Given names
YOUNGMIN
국적/ Nationality
REPUBLIC OF KOREA
생년월일/ Date of birth
26 JUL 1958
주민등록번호/ Personal No.
1806431
성별/ Sex
M
발급일/ Date of issue
22 APR 2015
발행관청/ Authority
MINISTRY OF FOREIGN AFFAIRS
기간만료일/ Date of expiry
22 APR 2025
한글성명
김영민

PMKORKIM<<YOUNGMIN<<<<<<<<<<<<<<<<<<<<<<<<<<<<
M435860129KOR5807260M25042251806431V13621944

[별지 제42호 서식]

등부 2022년 제546호

Registered No. 2022-546

인 증

NOTARIAL CERTIFICATE

위 진술서에 기재된 촉탁인 김영민은 본 공증인의 면전에서 위 사서증서에 자기가 서명한 것임을 자인하였다.

YOUNG MIN KIM personally appeared before me and admitted his subscription to the attached DECLARATION.

2022년 2월 18일 이 사무소에서 위 인증한다.

This is hereby attested on this 18th day of February, 2022 at this office.

공증사무소명칭
공증인 문정환 사무소

소속
수원지방검찰청

소재지표시
경기도 성남시 분당구 황새울로312번길 20

공증인

Name of the office
MOON JUNG HWAN NOTARY OFFICE

Belong to
Suwon District Prosecutors'Office

Address of the office
20,Hwangsaeul-ro 312beon-gil,
Bundang-gu, Seongnam-si, Gyeonggi-do
Korea

MOON JUNG HWAN

(Signature of Notary Public)

This office has been authorized by the Minister of Justice, the Republic of Korea, to act as Notary Public since November 09, 2013 under Law No. 157.

210㎜×297㎜ (보존용지(1종) 70g/㎡)

[별지 제41호 서식]
경기도 성남시 분당구
황새울로312번길 20

공증인 문정환 사무소

(전화) 031-701-0900
(팩스) 031-709-1717

Registered No. 2022-547

NOTARIAL CERTIFICATE

MOON JUNG HWAN NOTARY OFFICE

20,Hwangsaeul-ro 312beon-gil, Bundang-gu,
Seongnam-si, Gyeonggi-do Korea

DECLARATION(진술서)

I do hereby solemnly and sincere declare that the attached certificate is true and correct.
(나는 여기에 첨부된 증명서가 진실하고 올바르다고 엄숙하고 성실하게 진술한다.)

Appendix Document Title: Individual Register (Resident Register)
(첨부서류제목)

February 18, 2022

Signature(서명): 김영민

Print Name(영문이름): Young Min Kim

시점확인 진본 2022/02/18 09:36:10 KST 정부시점확인센터

정부24 gov.kr

Individual Register
(Resident Register)

This certifies that this individual register fully reflects the information in the original individual resident register
Person in Charge: Kim Yuna ☎ 031-324-8643~6
Date of Issue : 2022. 2. 18.

Head of Yongin-si Gyeonggi-do

Name	KIM YOUNGMIN	Korean ID No.	580726-1806431

Details of Life Changes

== B l a n k ==

"No Record of Korean Identification Number Correction"

No.	Address	Date of Event/Date of Report Reason for Change		Householder and Relationship Registration Status
1	206-dong 1301-ho 72, Sinbong 2-ro, Suji-gu Yongin-si, Gyeonggi-do	2018-03-06 Move-in	2018-03-06	Self of KIM YOUNGMIN Resident

== End of Information ==

Military Record	
	Service Status [Service in the Reserve] Branch of Military [Air Force] Date of Health Check(Date of Military Draft) [1983-03-15] Military ID No. [68752] Unit of Specialty(Equipment Specialty) [] Date of Discharge [1986-07-31] Rank [1st Lieutenant] Reason for Discharge [Expiration of Service Term] Personnel Action of Discharge []

Head of Yongin-si Gyeonggi-do

◆The certificate was issued on the Internet, e-application Gov24(gov.kr) confirmed the document's issuing a confirmation number, or page through the menu bar at the bottom of the page content above, please check whether the modulation. However, the confirmation page with a confirmation number is available 90 days from the date of issuance.

[별지 제42호 서식]

등부 2022년 제547호	Registered No. 2022-547

인 증 / NOTARIAL CERTIFICATE

위 진술서에 기재된 촉탁인 김영민은 본 공증인의 면전에서 위 사서증서에 자기가 서명한 것임을 자인하였다.

YOUNG MIN KIM personally appeared before me and admitted his subscription to the attached DECLARATION.

2022년 2월 18일 이 사무소에서 위 인증한다.

This is hereby attested on this 18th day of February, 2022 at this office.

공증사무소명칭
공증인 문정환 사무소

Name of the office
MOON JUNG HWAN NOTARY OFFICE

소속
수원지방검찰청

Belong to
Suwon District Prosecutors'Office

소재지표시
경기도 성남시 분당구 황새울로312번길 20

Address of the office
20,Hwangsaeul-ro 312beon-gil,
Bundang-gu, Seongnam-si, Gyeonggi-do
Korea

공증인

MOON JUNG HWAN

(Signature of Notary Public)

This office has been authorized by the Minister of Justice, the Republic of Korea, to act as Notary Public since November 09, 2013 under Law No. 157.

[별지 제41호 서식]
경기도 성남시 분당구
황새울로312번길 20

공증인 문정환 사무소

(전화) 031-701-0900
(팩스) 031-709-1717

Registered No. 2022-549

NOTARIAL CERTIFICATE

MOON JUNG HWAN NOTARY OFFICE

20,Hwangsaeul-ro 312beon-gil, Bundang-gu,
Seongnam-si, Gyeonggi-do Korea

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jace Knie with full power to act singly, as the undersigned's true and lawful attorney-in-fact, with full power of substitution, to:

1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director and/or beneficial owner of Valuence Merger Corp. I (the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder;
2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and
3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to the attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

This power of attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of February, 2022.

By: ______________
Name: Young Min Kim
Title: Director

[별지 제42호 서식]

등부 2022년 제549호

Registered No. 2022-549

인 증

NOTARIAL CERTIFICATE

위 위임장에 기재된 촉탁인 김영민은 본 공증인의 면전에서 위 사서증서에 자기가 서명한 것임을 자인하였다.

YOUNG MIN KIM personally appeared before me and admitted his subscription to the attached POWER OF ATTORNEY.

2022년 2월 18일 이 사무소에서 위 인증한다.

This is hereby attested on this 18th day of February, 2022 at this office.

공증사무소명칭
공증인 문정환 사무소

소속
수원지방검찰청

소재지표시
경기도 성남시 분당구 황새울로312번 길 20

공증인

Name of the office
MOON JUNG HWAN NOTARY OFFICE

Belong to
Suwon District Prosecutors'Office

Address of the office
20,Hwangsaeul-ro 312beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do Korea

MOON JUNG HWAN

(Signature of Notary Public)

This office has been authorized by the Minister of Justice, the Republic of Korea, to act as Notary Public since November 09, 2013 under Law No. 157.

210㎜×297㎜ (보존용지(1종) 70g/㎡)